Exhibit 10.21


                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                         8 7/8% SENIOR SUBORDINATED
                               NOTES DUE 2008

                              ----------------

                             PURCHASE AGREEMENT


                                                              July 31, 1998
Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Credit Suisse First Boston Corporation,
Salomon Brothers Inc,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Loews Cineplex Entertainment Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Initial Purchasers named in Schedule I hereto (the "Initial Purchasers") an aggregate of $300,000,000 principal amount of the Senior Subordinated Notes of the Company specified above (the "Securities").

     1. The Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

          (a) A preliminary offering circular, dated June 17, 1998 (the "Preliminary Offering Circular") and an offering circular, dated July 31, 1998 (the "Offering Circular"), in each case including the international supplement thereto, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date shall be deemed to include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities. The Company's most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to
     Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be; any documents filed with the Commission pursuant to
     Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, and prior to such specified date; and any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities, are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Initial Purchaser through Goldman, Sachs & Co. expressly for use therein;

          (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock, stockholders' equity, total assets or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;

          (c) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of August 5, 1998 (the "Indenture") between the Company and Bankers Trust Company, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

          (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

          (h) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

          (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or, the Indenture, except for the filing of a registration statement by the Company with the Commission pursuant to the United States Securities Act of 1933, as amended (the "Act") pursuant to Section 5(k) hereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (j) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (k) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain United States Federal Tax Consequences to Non-United States Holders", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (l) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably likely individually or in the aggregate to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries (a "Material Adverse Effect"); and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (n) The Company is subject to Section 13 or 15(d) of the Exchange
     Act;

          (o) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (p) Neither the Company, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

          (q) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Initial Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

          (r) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (s) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and KPMG, who have certified certain financial statements of Cineplex Odeon Corporation, are each independent public accountants with respect to the Company and Cineplex Odeon Corporation ("Cineplex Odeon"), respectively, as required by the Act and the rules and regulations of the Commission thereunder.

     2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.685% of the principal amount thereof, plus accrued interest, if any, from July 31, 1998 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto.

     3. Upon the authorization by you of the release of the Securities, the several Initial Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Initial Purchaser hereby represents and warrants to, and agrees with the Company that:

     (a) It will offer and sell the Securities only to (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

     (b) It is an "accredited investor" within the meaning of Rule 501 under the Act; and

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     4. (a) The Securities to be purchased by each Initial Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Initial Purchaser, against payment by or on behalf of such Initial Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same
DAY) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on August 5, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Initial Purchasers pursuant to Section 7(k) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, NY 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Initial Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Initial Purchasers with two (2) copies of the Offering Circular and each amendment or supplement thereto signed by an authorized  officer  of the  Company,  with  the  independent  accountants'
report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Initial Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities

     (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face- amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective Initial Purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (g) If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

     (h) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities, or any class of securities of the Company is listed; and (ii) such additional publicly available information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (i) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

     (j) The Company shall file and use its best efforts to cause to be declared or become effective under the Securities Act, on or prior to 90 days after the Time of Delivery, a registration statement on Form S-4 providing for (i) the registration of another series of debt securities of the Company, with terms identical to the Securities (the "Exchange Securities"), and (ii) the exchange of the Securities for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities and who are not affiliates of the Company to resell the Exchange Securities pursuant to Section 4(1) of the Securities Act; and

     (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

     6. The Company covenants and agrees with the several Initial Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Initial Purchasers, this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Initial Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Sullivan & Cromwell, counsel for the Initial Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon the matters covered therein;

     (b) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form attached as Annex II hereto;

     (c) John C. McBride, Jr., General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in the form attached as Annex III hereto;

     (d) Davies, Ward & Beck, Canadian counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form attached as Annex IV hereto;

     (e) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex V hereto;

     (f) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex VI hereto;

     (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock, stockholders' equity, total assets or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Initial Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Toronto Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or the Toronto Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Initial Purchasers, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities;

     (j) The Securities have been designated for trading on PORTAL;

     (k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (g) of this Section and as to such other matters as you may reasonably request; and

     (l) The Company shall have furnished or caused to be furnished to you at the Time of Delivery a Certificate of its Senior Vice President - Finance in form and substance satisfactory to you certifying that the issuance of the Securities by the Company will not cause the Company to be in breach of or default under any financial covenant contained in (i) any of those agreements filed as exhibits to the Company's registration statement on Form S-1 in respect of the concurrent equity offering (the "S-1 Agreements"), or (ii) any other agreement to which the Company is a party, except, in the case of this clause (ii) only, where such breach or default could not reasonably be expected to have a Material Adverse Effect.

     8. (a) The Company will indemnify and hold harmless each Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Initial Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly  after receipt by an indemnified  party under  subsection
(a) or  (b)  above  of  notice  of the  commencement  of any  action,  such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Act; and the obligations of the Initial Purchasers under this Section 8 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Initial Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Initial Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or any controlling person of any Initial Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Initial Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Initial Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Initial Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Initial Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Initial Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Initial Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Initial Purchasers(1).

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Initial Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Initial Purchasers in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: President, Senior Vice President - Finance and General Counsel; provided, however, that any notice to a Initial Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its Initial Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Initial Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No Initial Purchaser of any of the Securities from any Initial Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Initial Purchasers plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Initial Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Initial Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Initial Purchasers is pursuant to the authority set forth in a form of Agreement among Initial Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                          Very truly yours,

                                          LOEWS CINEPLEX
                                          ENTERTAINMENT CORPORATION

                                          By:  /s/ John C. McBride, Jr.
                                             ------------------------------
                                               Name: John C. McBride, Jr.
                                               Title: Senior Vice President
                                                      and General Counsel

Accepted as of the date hereof:

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Credit Suisse First Boston Corporation,
Salomon Brothers Inc

By:   /s/ Goldman, Sachs & Co.
   -------------------------------
      (Goldman, Sachs & Co.)

                                 SCHEDULE I
                                                          PRINCIPAL
                                                          AMOUNT OF
                                                          SECURITIES
                                                            TO BE
                          INITIAL PURCHASER               PURCHASED
                          -----------------               ---------
Goldman, Sachs & Co..................................   $175,000,000.00
BT Alex. Brown Incorporated..........................     41,667,000.00
Credit Suisse First Boston Corporation...............     41,667,000.00
Salomon Brothers Inc.................................     41,666,000.00



                         Total.......................   $300,000,000.00
                                                        ===============

                                                                    ANNEX I

     (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Initial Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule
144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation
S.

     Each Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

     (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Initial Purchasers in the United States and to U.S. persons pursuant to Section 3(a)(i) of this Agreement without delivery of the written statement required by paragraph (1) above.

     (3) Each Initial Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

     (4) Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Initial Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                                                   ANNEX II

     Pursuant to Section 7(b) of the Purchase Agreement, Fried, Frank, Harris, Shriver & Jacobson shall furnish to the Initial Purchasers their written opinion in the following form:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

          (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

          (iii) Except as set forth on a schedule to such opinion, each of LTM New York, Inc., Loews Theatre Management Corp. and Plitt Theatres, Inc. (each a "Material U.S. Subsidiary") is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (iv) This Agreement has been duly authorized, executed and delivered by the Company;

          (v) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Offering Circular; the Securities have been duly authorized by the Company; the global Security has been duly executed, authenticated, issued and delivered and constitutes a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Securities in certificated form, when executed, authenticated issued and delivered in exchange for the global Security in accordance with the Indenture, shall have been duly executed, authenticated,, issued and delivered and shall constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture; the global Security and the Indenture conform, and the Certificated Securities if and when issued in the form specified in the Indenture will conform, to the descriptions thereof in the Offering Circular;

          (vi) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms;

          (vii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (this opinion being limited (x) to such counsel's review of only the S- 1 Agreements and (y) in that such counsel need express no opinion with respect to any such conflict, breach or violation not readily ascertainable from the face of any such agreement, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement, not so filed or arising under or based upon any covenant of a financial or numerical nature or requiring computations), nor will such actions result in any violation of the provisions of (i) the Certificate of Incorporation or By-laws of the Company, (ii) any statute, rule or regulation of any governmental agency or authority of the United States or of the State of New York or under the Delaware General Corporation Law (the "DGCL"), and (iii) any order of any court binding upon the Company or any of its subsidiaries (the opinion in this clause (iii) being limited to (x) such counsel's review of only those court orders that are specifically identified in an officer's certificate of the Company and (y) in that such counsel need express no opinion with respect to any such violation not readily ascertainable from the face of any such court order);

          (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or authority of the United States or of the State of New York or under the DGCL is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) the obligation of the Company to use its best efforts to cause to be declared or become effective under the Securities Act, on or prior to 90 days after the Time of Delivery, a registration statement on Form S-4 as set forth in section 5(j) of this agreement, (ii) qualification of the Indenture in respect of the Exchange Securities under the Trust Indenture Act of 1939 and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers;

          (ix) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain United States Federal Tax Consequences to Non-United States Holders", insofar as they purport to describe the provisions of the laws referred to therein, and under the caption "Underwriting", insofar as they purport to describe the provisions of the Purchase Agreement referred to therein, fairly summarize in all material respects the matters referred to therein;

          (x) No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement (excluding any exchange of the Securities for Exchange Securities);

          (xi) Such counsel shall state that in the course of the preparation by the Company of the Offering Circular, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the contents of the Offering Circular were discussed. Such counsel shall further state that between the date of the Offering Circular and the time of delivery of such opinion, such counsel participated in additional conferences with certain of the officers and representatives of, and independent public accountants for the Company, at which the contents of the Offering Circular were discussed to a limited extent. Such counsel may state that, given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, except to the extent provided in paragraph (ix) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, such counsel shall state that no facts have come to their attention that have caused them to believe that the Offering Circular, as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to their attention in the course of the proceedings described in the second sentence of this paragraph that cause them to believe that the Offering Circular, as of the date and time of delivery of this letter, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that they express no view or belief, however, with respect to financial statements, the notes or schedules thereto or other financial information included in or omitted from the Offering Circular; and

          (xii) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act.

                                                                  ANNEX III

     Pursuant to Section 7(c) of the Purchase Agreement, John C. McBride, Jr. shall furnish to the Initial Purchasers his written opinion in the following form:

          (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction could not reasonably be expected to have a Material Adverse Effect.

          (ii) Except as disclosed in the Offering Circular, all of the issued shares of capital stock of each Material U.S. Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that such liens, encumbrances, equities or claims could not reasonably be expected to have a Material Adverse Effect;

          (iii) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

          (iv) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to this subsection (ii), where such default could not reasonably be expected to have a Material Adverse Effect; and

          (v) Such counsel shall state that in the course of the preparation by the Company of the Offering Circular, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for the Company, at which the contents of the Offering Circular were discussed. Such counsel shall further state that between the date of the Offering Circular and the time of delivery of such opinion, such counsel participated in additional conferences with certain of the officers and representatives of, and independent public accountants for the Company, at which the contents of the Offering Circular were discussed to a limited extent. Such counsel may state that, given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for the Company, such counsel shall state that no facts have come to his attention that have caused him to believe that the Offering Circular, as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to his attention in the course of the proceedings described in the second sentence of this paragraph that cause him to believe that the Offering Circular, as of the date and time of delivery of this letter, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that he expresses no view or belief, however, with respect to financial statements, the notes or schedules thereto or other financial information included in or omitted from the Offering Circular.

                                                                   ANNEX IV

     Pursuant to Section 7(d) of the Purchase Agreement, Davies, Ward & Beck shall furnish to the Initial Purchasers their written opinion in the following manner:

          (i) Cineplex Odeon is validly existing under the laws of the Province of Ontario, Canada, with corporate power to own its properties and conduct its business as described in the Offering Circular; and

          (ii) The authorized capital of Cineplex Odeon consists of an unlimited number of Common Shares ("Common Shares") and an unlimited number of First Preference Shares, issuable in series ("First Preference Shares"), of which 95,415,303 Common Shares and no First Preference Shares are issued and outstanding and are fully paid and non-assessable.

          (iii) The sole registered holder of the Common Shares is Loews Cineplex Entertainment Corporation.

          (iv) Cineplex Odeon has the right pursuant to the Order and
     Section 185 of the OBCA, and upon offering to purchase the Common Shares held by Dissenters and complying with the provisions of Section 185 of the OBCA to extinguish the rights of Dissenters to be paid the fair value of their common shares acquired by the Company pursuant to the Plan of Arrangement.

          (v) Cineplex Odeon is qualified to carry on business as an extraprovincial corporation in the Provinces of New Brunswick, Quebec, Manitoba, Saskatchewan, Alberta and British Columbia. (1)

---------------------

     1    Subject to receiving local agents' opinions confirming same.

                                                                    ANNEX V

     Pursuant to Section 7(e) of the Purchase Agreement,
PriceWaterhouseCoopers LLP shall furnish letters to the Initial Purchasers to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

          (ii) The consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for the most recent four fiscal years and in the accounting records of the Company with respect to the fiscal year ended February 28, 1994;

          (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

               (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

               (C) any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause
          (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Initial Purchasers, or any increases in any items specified by the Initial Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Initial Purchasers, or any increases in any items specified by the Initial Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Initial Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Initial Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                   ANNEX VI

     Pursuant to Section 7(f) of the Purchase Agreement, KPMG shall furnish letters to the Initial Purchasers to the effect that:

          (i) They are independent certified public accountants with respect to Cineplex Odeon and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

          (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Cineplex Odeon for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

          (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Cineplex Odeon and its subsidiaries, inspection of the minute books of Cineplex Odeon and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of Cineplex Odeon and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

               (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

               (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause
          (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause
          (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of Cineplex Odeon and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Initial Purchasers, or any increases in any items specified by the Initial Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Initial Purchasers, or any increases in any items specified by the Initial Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Initial Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Initial Purchasers, which are derived from the general accounting records of Cineplex Odeon and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of Cineplex Odeon and its subsidiaries and have found them to be in agreement.